Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
INTANGIBLE ASSETS, NET [Abstract]
2020	$ 701
2021	701
2022	84
2023	8
2024	8
Thereafter	12
Total expected amortization expense	$ 1,514	$ 1,349